EXHIBIT 99.2

            Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income (loss) is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income (loss), reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income (loss) when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2010	2009	2009		2008		2007		2010

Net Income (Loss)	$(1,721)	$(22,244)	$182,936		$208,887		$197,295		$203,459

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	80,948	78,048	321,921		260,608		235,532		324,821
Deferred taxes and deferred investment tax credit	1,284	5,264	111,219		52,060		79,337		107,239
AFUDC (1) (debt and equity)	(10,892)	(11,364)	(44,503)		(67,968)		(57,776)		(44,031)
Carrying charge on Lenzie Generating Station	-	-	-		-		(16,080)		-
Reinstated interest on deferred energy	-	-	-		-		(11,076)		-
Gain on sale of investment	-	-	-		-		(1,369)		-
Other, net	21,206	16,836	(2,004)		100,482		71,543		2,366
FFO (before deferred energy)	90,825	66,540	569,569		554,069		497,406		593,854
Deferred energy	26,824	45,803	306,406		2,717		309,587		287,427
Adjusted FFO	$117,649	$112,343	$875,975		$556,786		$806,993		$881,281

Long-term debt	$5,546,626	$5,485,643	$5,303,357		$5,266,982		$4,137,864		$5,546,626
Current maturities of long-term debt	7,785	8,885	134,474		9,291		110,285		7,785
Total Debt	$5,554,411	$5,494,528	$5,437,831		$5,276,273		$4,248,149		$5,554,411

Interest expense (net of AFUDC(1) - debt)	$80,064	$82,633	$334,314		$300,857		$279,788		$331,745
AFUDC (1) (debt)	4,939	5,146	20,229		29,527		25,967		20,022
Adjusted Interest Expense	$85,003	$87,779	$354,543		$330,384		$305,755		$351,767

Total Debt/FFO			9.55	x	9.52	x	8.54	x	9.35	x
Total Debt/Adjusted FFO			6.21	x	9.48	x	5.26	x	6.30	x
FFO Adjusted Interest Coverage			2.61	x	2.68	x	2.63	x	2.69	x
Adjusted FFO Interest Coverage			3.47	x	2.69	x	3.64	x	3.51	x
Shareholders' Equity			$3,223,922		$3,131,186		$2,996,575		$3,197,525
Total Capitalization (including current maturities of long-term debt)			$8,661,753		$8,407,459		$7,244,724		$8,751,936
Total Debt/Total Capitalization			62.78%		62.76%		58.64%		63.46%

    (1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2010	2009	2009		2008		2007		2010

Net Income (Loss)	$(12,326)	$(35,151)	$134,284		$151,431		$165,694		$157,109

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	55,101	52,363	215,873		171,080		152,139		218,611
Deferred taxes and deferred investment tax credit	(3,990)	19,424	96,831		45,039		56,868		73,417
AFUDC (1) (debt and equity)	(9,894)	(10,183)	(38,209)		(45,980)		(29,057)		(37,920)
Carrying charge on Lenzie Generating Station	-	-	-		-		(16,080)		-
Reinstated interest on deferred energy	-	-	-		-		(11,076)		-
Other, net	14,267	10,269	(34,291)		73,209		38,821		(30,293)
FFO (before deferred energy)	43,158	36,722	374,488		394,779		357,309		380,924
Deferred energy	24,695	35,928	216,629		4,211		218,992		205,396
Adjusted FFO	$67,853	$72,650	$591,117		$398,990		$576,301		$586,320

Long-term debt	$3,779,120	$3,596,840	$3,535,440		$3,385,106		$2,528,141		$3,779,120
Current maturities of long-term debt	7,785	8,885	119,474		8,691		8,642		7,785
Total Debt	$3,786,905	$3,605,725	$3,654,914		$3,393,797		$2,536,783		$3,786,905

Interest expense (net of AFUDC(1) - debt)	$53,356	$55,043	$226,252		$186,822		$174,667		$224,565
AFUDC (1) (debt)	4,532	4,562	17,184		20,063		13,196		17,154
Adjusted Interest Expense	$57,888	$59,605	$243,436		$206,885		$187,863		$241,719

Total Debt/FFO			9.76	x	8.60	x	7.10	x	9.94	x
Total Debt/Adjusted FFO			6.18	x	8.51	x	4.40	x	6.46	x
FFO Adjusted Interest Coverage			2.54	x	2.91	x	2.90	x	2.58	x
Adjusted FFO Interest Coverage			3.43	x	2.93	x	4.07	x	3.43	x
Shareholder's Equity			$2,650,039		$2,627,567		$2,376,740		$2,610,729
Total Capitalization (including current maturities of long-term debt)			$6,304,953		$6,021,364		$4,913,523		$6,397,634
Total Debt/Total Capitalization			57.97%		56.36%		51.63%		59.19%

     (1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2010	2009	2009		2008		2007		2010

Net Income	$17,120	$19,136	$73,085		$90,582		$65,667		$71,069

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	25,847	25,685	106,048		89,528		83,393		106,210
Deferred taxes and deferred investment tax credit	7,534	8,597	32,548		24,598		(36,713)		31,485
AFUDC (1) (debt and equity)	(998)	(1,181)	(6,293)		(21,988)		(28,719)		(6,110)
Other, net	6,494	6,395	30,368		22,872		29,451		30,467
FFO (before deferred energy)	55,997	58,632	235,756		205,592		113,079		233,121
Deferred energy	2,129	9,875	89,777		(1,494)		90,595		82,031
Adjusted FFO	$58,126	$68,507	$325,533		$204,098		$203,674		$315,152

Long-term debt	$1,281,863	$1,402,964	$1,282,225		$1,395,987		$1,084,550		$1,281,863
Current maturities of long-term debt	-	-	15,000		600		101,643		-
Total Debt	$1,281,863	$1,402,964	$1,297,225		$1,396,587		$1,186,193		$1,281,863

Interest expense (net of AFUDC(1) - debt)	$17,045	$17,927	$69,413		$72,712		$60,735		$68,531
AFUDC (1) (debt)	407	584	3,044		9,464		12,771		2,867
Adjusted Interest Expense	$17,452	$18,511	$72,457		$82,176		$73,506		$71,398

Total Debt/FFO			5.50	x	6.79	x	10.49	x	5.50	x
Total Debt/Adjusted FFO			3.98	x	6.84	x	5.82	x	4.07	x
FFO Adjusted Interest Coverage			4.25	x	3.50	x	2.54	x	4.27	x
Adjusted FFO Interest Coverage			5.49	x	3.48	x	3.77	x	5.41	x
Shareholder's Equity			$1,009,258		$877,961		$1,001,840		$1,013,388
Total Capitalization (including current maturities of long-term debt)			$2,306,483		$2,274,548		$2,188,033		$2,295,251
Total Debt/Total Capitalization			56.24%		61.40%		54.21%		55.85%

   (1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.